EXHIBIT 23


                        Consent of Independent Auditors



We consent to the inclusion in this Annual Report (Form 10-K/A Amendment No. 1) of Nichols Research Corporation of our report dated October 8, 1997, included in the 1997 Annual Report to Shareholders of Nichols Research Corporation.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-13464) pertaining to the Nichols Research Corporation 1984 Incentive Stock Option Plan and in the related Prospectus of our report dated October 8, 1997, with respect to the consolidated financial statements of Nichols Research Corporation included in this Annual Report on Form 10-K/A Amendment No. 1 for the year ended August 31, 1997.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-07164) pertaining to the Nichols Research Corporation 1988 Employees Stock Purchase Plan and in the related Prospectus of our report dated October 8, 1997, with respect to the consolidated financial statements of Nichols Research Corporation included in this Annual Report on Form 10-K/A Amendment No. 1 for the year ended August 31, 1997.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-29791) pertaining to the Nichols Research Corporation Non Employees Officer and Director Stock Option Plan and in the related Prospectus of our report dated October 8, 1997, with respect to the consolidated financial statements of Nichols Research Corporation included in this Annual Report on Form 10-K/A Amendment No. 1 for the year ended August 31, 1997.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-07160) pertaining to the Nichols Research Corporation 1989 Incentive Stock Option Plan and in the related Prospectus of our report dated October 8, 1997, with respect to the consolidated financial statements of Nichols Research Corporation included in this Annual Report on Form 10-K/A Amendment No. 1 for the year ended August 31, 1997.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-07162) pertaining to the Nichols Research Corporation 1991 Stock Option Plan and in the related Prospectus of our report dated October 8, 1997, with respect to the consolidated financial statements of Nichols Research Corporation included in this Annual Report on Form 10-K/A Amendment No. 1 for the year ended August 31, 1997.

                                                              Ernst & Young LLP
                                                              -----------------
                                                              Ernst & Young LLP

Birmingham, Alabama
January 13, 1999